Exhibit 10.3
                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT ("Pledge Agreement"), dated February 15, 2000, is made by NEW ALLIED DEVELOPMENT CORPORATION, a Colorado corporation ("Pledgor"), in favor of PENDLETON, FRIEDBERG, WILSON & HENNESSEY, P.C., a Colorado professional corporation ("Pledgee"), and is executed and delivered in connection with any and all indebtedness of Pledgor to Pledgee for unpaid professional fees, costs and late charges now owing Pledgor to Pledgee, which as of January 31, 2000, are in the aggregate amount of $154,624.55, and any fees, costs and late charges hereafter incurred by Pledgor in connection with services provided by Pledgee to Pledgor ("Debt").

     Pledgor has requested Pledgee to undertake a foreclosure action with respect to the deed of trust and note which are part of the Pledged Collateral (as defined below), or other action to collect the Pledged Note and to secure the payment of fees, costs and late charges due or to become due hereafter with respect to such action and other services requested of Pledgee by Pledgor, and to induce Pledgee to undertake such action(s) and representation, Pledgor has agreed to execute and deliver to Pledgee this Pledge Agreement.

     Pledgee has agreed to continue providing legal representation to Pledgor on the Banks, the Monument foreclosure, and the New York grand jury matters without current payments on account other than through this Pledge Agreement. During the eight (8) month period following the execution of this Pledge Agreement Pledgee agrees on not charge any additional late fees or interest on the Debt. At the expiration of that term, Pledgee agrees to reduce its late payment charge as that term is defined in the Memorandum Regarding Fee Arrangements executed on or about August 24, 1992, to 1 % (simple) per month.

     IN CONSIDERATION of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor agrees as follows:

          1. Pledge.  Pledgor hereby pledges and assigns to Pledgee,  and grants
     to  Pledgee  a  security   interest  in,  the   following   (the   "Pledged
     Collateral"):

               a. the promissory  note described in Exhibit "A" attached to this
          Pledge   Agreement  and  incorporated  in  this  Pledge  Agreement  by reference (the "Pledged Note");

               b. the deed of trust  described  in Exhibit "A"  attached to this
          Pledge   Agreement  and  incorporated  in  this  Pledge  Agreement  by reference (the "Deed of Trust");

               c. all principal, interest costs, late charges and other amounts now or in the future payable under or received, receivable or otherwise distributed in respect of or in exchange for the Pledged Note or any other Pledged Collateral, including any such amounts past due and unpaid;

               d. all present and future right, title and interest of Pledgor in and to any property now or in the future securing or received, receivable or otherwise distributed in respect of or in exchange for the Pledged Note or any other Pledged Collateral, including any such property acquired upon foreclosure of any such security or by deed in lieu of foreclosure, account, contract rights, general intangibles, chose in action, document or instrument;

               e. all present and future rights and interests, including any account, contract right or general intangible arising from or related thereto, of Pledgor under any other document or instrument now or in the future relating to, evidencing, securing, or guaranteeing the Pledged Note or any other Pledged Collateral, including hazard and title insurance policies, together with all other present and future rights and interests of Pledgor of any nature under or with respect to any of the Pledged Collateral (including the right to enforce the terms thereof); and

               f.  all   supplements,   modifications,   amendments,   renewals,
          extensions, proceeds, replacements and substitutions for, of or to any of the foregoing.

          2. Obligations Secured. This Pledge Agreement is given for the purpose of securing payment and performance of the following (the "Secured Obligations"): (a) all present and future indebtedness of Pledgor to Pledgee representing the Debt, howsoever documented or incurred and including principal, costs, late charges and all other amounts payable under the terms of the Debt; and (b) all present and future obligations of Pledgor under this Pledge Agreement; in each case as such indebtedness and other obligations may from time to time be supplemented, modified, amended, renewed and extended, whether evidenced by new or additional documents or resulting in a change in the late charge rate on any such indebtedness or otherwise.

          3. Delivery of Pledged Collateral. All documents and instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Pledgee (or its designated representative or agent) pursuant to this Pledge Agreement and shall be endorsed and/or accompanied by duly executed instruments of transfer or assignment as Pledgee may require from time to time, including assignments of the pledged Deed of Trust in recordable form (which may be recorded at the discretion of Pledgee at any time), all in form and substance reasonably satisfactory to Pledgee. If at any time, Pledgee shall release possession of any of the Pledged Collateral to a governmental third-party as required by applicable law in connection with any legal action undertaken in enforcement of the provisions of any of such Pledged Collateral, including foreclosure, such release shall be deemed for the sole benefit and account of Pledgee and such governmental third-party shall be deemed to hold such Pledged Collateral for the sole use, benefit and account of Pledgee, and Pledgee's security interest therein shall not be deemed released, impaired, subordinated or reduced by reason of such transfer of possession.

          4. Collections on Pledged Collateral. Pledgor shall not have the right to receive and retain amounts paid from time to time in respect of interest and other amounts accrued and payable under the Pledged Note, until such time as Pledgor shall have paid and performed all

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     Secured Obligations as and when due (including any applicable grace period)
     (any such failure being an "Event of Default"), and Pledgee shall have the sole right to collect and possess all such amounts. If Pledgor should nevertheless receive any payments contrary to the foregoing provisions, such payments shall be received in trust for the benefit of Pledgee, shall be segregated from other funds of Pledgor, and shall be forthwith delivered to Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement). Any such collection by Pledgee shall not cure or waive any Event of Default or notice of default or invalidate any act done pursuant to such notice. Failure or discontinuance by Pledgee at any time or from time to time to collect such amounts shall not in any manner affect the subsequent enforcement by Pledgee of its right to do so.

          5. Maintenance and Administration of Pledged Collateral. Unless Pledgee otherwise consents in writing, Pledgor shall (a) take all action reasonably requested by Pledgee to maintain this Pledge Agreement as an indefeasible first priority pledge and security interest in the Pledged Collateral, (b) take all action reasonably necessary or appropriate in the reasonable discretion of Pledgor with the advice of the Pledgee, to maintain and enforce its rights and interests in respect of the Pledged Collateral, (c) pay all taxes which are or may become a lien affecting any of the Pledged Collateral, (d) not permit or agree to any supplement, modification, amendment, renewal, extension or termination of, or consent or agree to any waiver of or departure from the terms of, or otherwise release any interest in or rights under or in connection with any of the Pledged Collateral, unless, in the discretion of Pledgor, with the advice of Pledgee, Pledgor believes such action improves the collectability of the Pledged Collateral to the extent of the Debt, (e) not cause or permit any interest in any Pledged Collateral to be transferred or further encumbered (whether voluntarily, by operation of law or otherwise), or cause or permit the subordination of any Pledged Collateral to any mortgage, deed of trust or other claim, security interest or encumbrance, unless, in the discretion of Pledgor, with the advice of Pledgee, Pledgor believes such action improves the collectability of the Pledged Collateral to the extent of the Debt, and (f) not take any other action with respect to any Pledged Collateral which is inconsistent with the purposes of this Pledge Agreement or which would adversely affect the rights or interests of Pledgee hereunder; provided that (i) any foreclosure, legal action or other proceeding instituted by Pledgor in connection with any Pledged Collateral shall be subject to the prior written consent of Pledgee (which consent shall not be unreasonably withheld), (ii) Pledgee may require that the proceeds of any sale or foreclosure (including any property acquired at such sale or foreclosure) be delivered directly to Pledgee to be held as payment of or additional collateral for the Secured Obligations, and (iii) if an Event of Default has occurred and is continuing, Pledgor's right to enforce the Pledged Collateral shall cease and Pledgee shall have the sole right to do so.

          6. Actions and Further Assurances. Pledgor shall appear in and defend any claim or any action or other proceeding purporting to affect any of the Pledged Collateral or the rights or interests of Pledgee under this Pledge Agreement, and give Pledgee prompt written notice of any such claim, action or proceeding, and Pledgee may, at Pledgor's expense, appear in and defend any such claim, action or proceeding and any claim, action or other proceeding asserted or

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     brought  against  Pledgee  in  connection  with or  relating  to any of the
     Pledged Collateral or this Pledge Agreement. Pledgor shall also take or cause to be taken such further action and execute and deliver or cause to be executed and delivered such further documents as Pledgee from time to time may reasonably request to maintain, perfect, protect, assure and confirm Pledgee's rights and interests, Pledgor's obligations and the intention of the parties under this Pledge Agreement.


          7. Performance by the Pledgee. If Pledgor fails to perform any of its obligations under this Pledge agreement, Pledgee may, but without any obligation to do so, with notice to Pledgor, perform or cause to be performed any such obligations in such manner and to such extent and take such other action as Pledgee may deem appropriate.

          8. Representations of Pledgor. Pledgor represents and warrants to Pledgee that:

               a. The execution, delivery and performance of this Pledge Agreement by Pledgor are within Pledgor's power and authority, have been duly authorized by all necessary action and do not and will not
          (i) require any authorization which has not been obtained, (ii) contravene the organization and governance documents of Pledgor, any applicable laws or any agreement or restriction binding on or affecting Pledgor or its property, or (iii) result in or require the creation or imposition of any lien or right of others upon or with respect to any property now or in the future owned by Pledgor (other than liens in favor of Pledgee). No authorization which has not been obtained is required for the creation of the liens or the enforcement by Pledgee of its remedies under this Pledge Agreement. This Pledge Agreement, when executed and delivered, constitutes the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

               b. Pledgor is and will continue to be the legal and beneficial owner of the Pledged Collateral, free and clear of all liens and rights of others (other than liens in favor of Pledgee hereunder). This Pledge Agreement creates a valid and indefeasible first priority lien in the Pledged Collateral securing the payment and performance of all Secured Obligations. No financing statements covering any of the Pledged Collateral are on file in any public office, except financing statements in favor of Pledgee.

               c. Pledgor has not taken any action, and is not aware of any other event or circumstance, that may or would impair or otherwise interfere with the rights or interests of Pledgee under this Pledge Agreement.

          9. Duties of Pledgee. The remedies conferred on Pledgee under this Pledge Agreement are solely to protect its rights and interests in the Pledged Collateral and shall not impose any duty upon it to exercise any such remedies. Except for the safe custody of the Pledged Collateral in its possession and the accounting for monies actually received under this Pledge Agreement, Pledgee shall be under no duty or obligation to preserve, maintain or protect the Pledged Collateral or any of Pledgor's rights or interests in the Pledged Collateral, or make or give any

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     presentments, demands for performance, protests, notices of nonperformance, protest or dishonor or other notices of any kind in connection with the Pledged Collateral, or take any other action with respect to any other matters relating to any Pledged Collateral. Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Pledgee accords its own property. Pledgor does not assume and shall have no liability for, and shall not be obligated to perform, any of Pledgor's obligations with respect to any Pledged Collateral or any other matters relating to the Pledged Collateral, and nothing contained in this Pledge Agreement shall release Pledgor from any such obligations.

          10. Default. Upon the occurrence and during the continuance of any Event of Default, Pledgee may, without notice to or demand upon Pledgor, which are expressly waived by Pledgor (except for notices or demands otherwise required by applicable laws to the extent not effectively waived by Pledgor), and without releasing Pledgor from any of its obligations with respect to the Secured Obligations:

               a. notify any and all obligors under the Pledged Note (the "Obligors) that the Pledged Collateral has been assigned to Pledgee and that all payments and other performance are to be made and rendered directly and exclusively to Pledgee, and in its own name supplement, modify, amend, renew, extend, accelerate, accept partial payments or performance on, make allowances and adjustments and issue credits with respect to, give approvals, waivers and consents under, release, settle, compromise, compound, sue for, collect or otherwise liquidate, enforce or deal with any of the Pledged Collateral, including judicial or non-judicial sale or foreclosure of any security for any Pledged Collateral and collection of all amounts past due and unpaid (Pledgor agreeing not to take any such action after the occurrence of any Event of Default without prior written authorization from Pledgee);

               b. take possession of the Pledged Collateral with or without judicial process; enter any premises where any Pledged Collateral may be located for the purpose of taking possession of such Pledged Collateral or removing the same; and require Pledgor, on demand, to assemble all Pledged Collateral not then in the possession of Pledgee and make it available to Pledgee at a place selected by Pledgee which is reasonably convenient for both parties;

               c. endorse, in the name of Pledgor, all checks, drafts and other evidences of payment relating to the Pledged Collateral, and receive, open and dispose of all mail addressed to Pledgor and notify the postal authorities to change the address for delivery of such mail to such address as Pledgee may designate;

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


               d. foreclose the liens created under this Pledge Agreement or under any other agreement relating to the Pledged Collateral by any available judicial procedure or without judicial process; sell, transfer, assign or otherwise dispose of the Pledged Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, or otherwise with or without representations or warranties, and upon such terms as shall be acceptable to Pledgee; and

               e. protect, exercise and enforce any and all other remedies provided under this Pledge Agreement or by applicable laws, including all remedies of a secured party under the Uniform Commercial Code as adopted in Colorado.

          If Pledgee determines to sell or foreclose the security for any Pledged Collateral or to take any other action to enforce any Pledged Collateral or any security therefor: (i) Pledgee may proceed by judicial or non-judicial action even though such action may release any Obligor from further liability thereunder, (ii) Pledgee may credit bid all or any part of the amount owing under any Pledged Collateral in connection with any sale or foreclosure of security therefor and become the purchaser at such sale or foreclosure, and (iii) if Pledgee should acquire any property at any such sale or foreclosure by credit bid of all or any part of any amount owing under the Pledged Collateral, such property shall be held by Pledgee as additional collateral for the Secured Obligations.

          Following the occurrence of any Event of Default, any cash held by Pledgee as Pledged Collateral and any cash proceeds realized by Pledgee from the collection, sale or other disposal or liquidation of any Pledged Collateral may in the discretion of Pledgee, be held as additional collateral for the Secured Obligations and/or then or at any time thereafter applied against the Secured Obligations in whole or in part in such order and manner as Pledgee shall elect.

          Each of the remedies provided in this Pledge Agreement is cumulative and not exclusive of, and shall not prejudice, any other remedy provided in this Pledge Agreement or by applicable laws or under the Note or any other document securing it. Each remedy may be exercised from time to time as often as deemed necessary by Pledgee, and in such order and manner as Pledgee may determine. This Pledge Agreement is independent of any other security for the Secured Obligations, and upon the occurrence of any event of Default, Pledgee may proceed in the enforcement of this Pledge Agreement independently of any other remedy that Pledgee may at any time hold with respect to the Pledged Collateral or any such other security.

          11. Costs and Expenses. Pledgor shall pay, on demand, all costs, fees, expenses, advances, charges, losses and liabilities of Pledgee under or in connection with this Pledge Agreement or the enforcement of, or the exercise of any remedy or any other action taken by Pledgee under, this Pledge Agreement, in each case including the reasonable fees and disbursements of Pledgee's legal counsel and other out-of-pocket expenses.

          12. Successors and Assigns. This Pledge Agreement applies to and shall be binding on and inure to the benefit of all parties to this Pledge Agreement and their respective successors and assigns.

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


          13. Governing Law. This Pledge Agreement shall be governed by, and construed and enforced in accordance with, the laws of Colorado.

          14. Satisfaction and Release. Upon payment and performance in full of the Secured Obligations (i) this Pledge Agreement and all liens, security interests, rights and remedies granted or provided to Pledgee hereunder or by reason hereof shall automatically terminate and be without further force or effect; (ii) Pledgee shall take all actions reasonably requested by Pledgor to confirm) the foregoing, and (iii) Pledgor shall have sole and exclusive authority to deal with, and instruct Obligors with respect to, the Pledged Collateral.

                                             "PLEDGOR "

                                             NEW ALLIED DEVELOPMENT
                                             CORPORATION



                                             By: /s/ Erica J. Hull
                                                 -----------------------------
                                                 Name: Erica J. Hull
                                                 Title:   President


                                             "PLEDGEE"

                                             PENDLETON,FRIEDBERG,
                                             WILSON & HENNESSEY, P .C.



                                             By: /s/ Robert F. Wilson
                                                 -----------------------------
                                                 Name:  Robert F. Wilson
                                                 Title:  President

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                                                                     "EXHIBIT A"


                  DESCRIPTION OF PLEDGED NOTE AND DEED OF TRUST


     First Replacement Promissory Note dated December 19, 1996, in the face principal amount of $327,000.00, executed by Drew Incorporated, a Pennsylvania corporation in favor of New Allied Development Corporation, a Colorado corporation (unpaid principal balance as of the date of this Pledge Agreement $327,000).

Deed of Trust dated December 19, 1996, executed by Drew Incorporated, a Pennsylvania corporation, as borrower and grantor, in favor of the Public Trustee, El Paso County, State of Colorado, as trustee, for the benefit of New Allied Development Corporation, a Colorado corporation, as beneficiary, covering real property located in E1 Paso County, Colorado and recorded on December 20, 1996, at Reception No. 096156783, in the Clerk and Recorder's Office of such County, as amended by that Amendment to Deed of Trust dated March 13, 1997, by and among the aforesaid and recorded in said county and records on March 19, 1997, at Reception No. 097030747.

                                       A-1